UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

GABELLI DIVIDEND & INCOME TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(4) and 0-11.

IMPORTANT NOTICE

Re:	YOUR INVESTMENT IN THE GABELLI DIVIDEND & INCOME TRUST

Dear Shareholder:

We have been trying to contact you about your investment with The Gabelli Dividend & Income Trust.

We would like to speak with you regarding an important matter. The call will only take a moment, and no confidential information is required. Please call toll-free at (888) 548-6498 between 9:00 a.m. and 10:00 p.m. Eastern Time, Monday through Friday, or from 10:00 a.m. to 6:00 p.m. Eastern Time on Saturday.

Please contact us as soon as possible.

We appreciate your investment in The Gabelli Dividend & Income Trust.

Sincerely,

John C. Ball
President & Treasurer
Gabelli Dividend & Income Trust

INVESTOR PROFILE:
Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

OFFICIAL BUSINESS	This document relates to your investment in The Gabelli Dividend & Income Trust

The Gabelli Dividend & Income Trust  |  One Corporate Center  |  Rye, New York 10580-1422